                                                               EXHIBIT 10.10(ii)


                   LEASE EXTENSION AND MODIFICATION AGREEMENT

This LEASE EXTENSION AND MODIFICATION AGREEMENT is to be attached to and form a part of the Net Commercial Lease Agreement dated November 10, 1989, which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease."

     Between               TRUSSELL ELECTRIC, INC.                    "Landlord"

                                    and

                              HORIZON HIGH REACH                        "Tenant"
                            (formerly Upright, Inc.)

Furthermore, Horizon High Reach ("Tenant") agrees that upon execution of the Lease Extension and Modification Agreement, Tenant agrees to pay the Landlord a monthly rate of Five Thousand Five Hundred Ninety Eight and 33/100 ($5,598.33), which includes property taxes and insurance.

Witnesseth that the Lease is hereby renewed and extended for a further term of six (6) months to commence on the 1st day of January, 1999 and to end the first day of July, 1999, on condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease. All terms of the Lease shall remain in full force and effect,

IN WITNESS WHEREOF, the parties hereto have signed this Lease Extension Agreement this 3rd day of September, 1998.

                         LANDLORD:       TRUSSELL ELECTRIC INC.


                         By:     /s/
                              -------------------------------
                                 Donald L. Trussell, President


                         TENANT:        HORIZON HIGH REACH
                                       (Formerly Up-Right, Inc)

                         By:    /s/
                              -------------------------------

                                 Name:  Shaun Flanagan
                                        -------------------------------

                                 Title:  VP
                                        -------------------------------



LEASE EXTENSION AND MODIFICATION AGREEMENT -- Page 1 of 2


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STATE OF TEXAS                      (

COUNTY OF DALLAS                    (

        BEFORE ME, the undersigned authority in and for said county and state, on this day personally appeared Donald L. Trussell, known to me to be the person whose name is subscribed to the foregoing instrument, and in his capacity as President for Trussell Electric, Inc., acknowledged to me that the same was the act and deed of said corporation, and that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL this 3rd day of September, 1998.

                                              /s/ Debra L. Schuelke
                                            -------------------------------
                                            Notary Public in and for the
                                            State of Texas

My Commission expires:

        5-20-2000                           [seal]
----------------------


STATE OF CALIFORNIA                 (

COUNTY OF FRESNO                    (

        BEFORE ME, the undersigned authority in and for said county and state, on this day personally appeared Shaun Flanagan, known to me tot be the person whose name is subscribed to the foregoing instrument, and in his capacity as Vice President for Horizon High Reach, Inc. acknowledged to me that the same was the act and deed of said corporation, and that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL this 3rd day of September, 1998.

                                              /s/ Cheryl M. Menser
                                            -------------------------------
                                            Notary Public in and for the
                                            State of California

My Commission expires:

        May 23, 2000                        [seal]
----------------------


LEASE EXTENSION AND MODIFICATION AGREEMENT -- Page 2 of 2